FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 20, 2003




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      000-20147               52-1710286
(State or other jurisdiction    (Commission File Number     (I.R.S. Employer
     of incorporation)                                    Identification Number)


   225 East Redwood Street, Baltimore, Maryland                     21202
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)

                        REALTY PARKING PROPERTIES II L.P.


                                      Index

                                                                                          Page(s)

Item 1   Changes in Control of Registrant                                               Inapplicable

Item 2   Acquisition or Disposition of Assets                                                 1

Item 3   Bankruptcy or Receivership                                                     Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                                  Inapplicable

Item 5   Other Events                                                                   Inapplicable

Item 6   Resignations of Registrant's Directors                                         Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                                   1
                  Pro Forma Balance Sheet as of September 30, 2002                            2
                  Pro Forma Statement of Operations for the nine months
                           ended September 30, 2002                                           3
                  Pro Forma Statement of Operations for the year
                           ended December 31, 2001                                            4
                  Notes to Pro Forma Financial Statements                                     5
                  Exhibit 99.1 - Certification Pursuant to 18 U.S.C Section 1350,
                           As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002                                                        6
                  Exhibit 99.2 - Certification Pursuant to 18 U.S.C Section 1350,
                           As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002                                                        7
                  Exhibit 99.3 - Certification of Principal Executive Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley
                           Act of 2002                                                        8
                  Exhibit 99.4 - Certification of Principal Financial Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley
                           Act of 2002                                                        9

Item 8   Change in Fiscal Year                                                          Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                            Inapplicable

Signatures                                                                                  10

                        REALTY PARKING PROPERTIES II L.P.




Item 2.  Acquisition or Disposition of Assets

On February 20, 2003, the Fund sold its 43,341 square-foot parcel of land, located in San Antonio, Texas, for $3,300,000. The Fund's investment in the property was $2,364,816.

Eleven of the twelve original properties held by the Fund have been sold through February 20, 2003. The remaining property is under contract to sell during the first quarter of 2003, however, there are no assurances that the property will be sold.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sale of the San Antonio, Texas property as of September 30, 2002. The unaudited proforma Statements of Operations assumes the sale of the property on January 1, 2002, and January 1, 2001.

This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 2001 and its Form 10-Q for the period ended September 30, 2002.

                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                           Sept. 30,
                                                             2002             Pro Forma             Pro Forma
                                                           Historical        Adjustments             Results
                                                       ----------------  -----------------      ----------------
Assets
  Investment in real estate                            $     5,671,315   $     (2,364,816)(1)   $     3,306,499
  Cash and cash equivalents                                    580,858                                  580,858
  Accounts receivable                                           42,000             (3,000)(2)            39,000
                                                         --------------  -----------------      ----------------

                                                       $     6,294,173   $     (2,367,816)      $     3,926,357
                                                       ================  =================      ================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses              $        34,382   $                      $        34,382
    Due to affiliate                                            57,095                                   57,095
    Real estate taxes payable                                   37,000             (3,000)(2)            34,000
                                                       ----------------                         --
                                                         --------------    ---------------        --------------
                                                               128,477             (3,000)              125,477
                                                       ----------------    ---------------      ----------------


  Partners' Capital
    General Partner                                                  -            (23,648)(1)           (23,648)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding                          6,165,596         (2,341,168)(1)         3,824,428
    Subordinated Limited Partner                                   100                  -                   100
                                                       ----------------  -----------------      --
                                                                                                  --------------
                                                             6,165,696         (2,364,816)            3,800,880
                                                       ----------------  -----------------      ----------------

                                                       $     6,294,173   $     (2,367,816)      $     3,926,357
                                                       ================  =================      ================

                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                  Nine Mos.
                                                                  Sept. 30,
                                                                    2002             Pro Forma             Pro Forma
                                                                 Historical         Adjustments             Results
                                                             -----------------  -----------------      ---------------
Revenues
  Parking lot rental                                         $        415,074   $       (183,869)(3)   $      231,205
  Interest income                                                      14,910                                  14,910
                                                             -----------------  -----------------      ---------------
                                                                      429,984           (183,869)             246,115
                                                             -----------------  -----------------      ---------------

Expenses
  Administrative, including amounts to related party                   61,176                                  61,176
  Professional fees                                                    16,500                                  16,500
  Management fees to related party                                     59,222            (18,951)(3)           40,271
  Depreciation                                                          5,848                                   5,848
                                                             -----------------  -----------------      --
                                                                                                         -------------
                                                                      142,746            (18,951)             123,795
                                                             -----------------  -----------------      ---------------

Income from continuing operations                                     287,238           (164,918)             122,320

Discontinued operations - income from
  operations of properties held for sale                            4,081,122                               4,081,122
                                                             -----------------  -----------------      ---------------

Net earnings                                                 $      4,368,360   $       (164,918)(4)   $    4,203,442
                                                             =================  =================      ===============

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                    $           0.20   $          (0.12)      $         0.09
    Discontinued operations                                              2.87                  - (5)             2.87
                                                             -----------------  -----------------      ---------------

    Total                                                     $          3.07    $         (0.12)       $        2.96
                                                             =================  =================      ===============

Cash distributions per unit of assignee and
  limited partnership interests                              $           5.97   $          (0.12)(5)   $         5.85
                                                             =================  =================      ===============

                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                 Twelve Mos.
                                                                  Dec. 31,
                                                                   2001             Pro Forma             Pro Forma
                                                                 Historical        Adjustments             Results
                                                             ----------------  -----------------      ---------------
Revenues
  Parking lot rental                                         $     1,282,851   $       (185,328)(3)   $    1,097,523
  Interest income                                                     18,652                                  18,652
                                                             ----------------  -----------------      ---------------
                                                                   1,301,503           (185,328)           1,116,175
                                                             ----------------  -----------------      ---------------

Expenses
  Administrative, including amounts to related party                  96,956                                  96,956
  Professional fees                                                   31,254                                  31,254
  Management fees to related party                                   163,156            (25,268)(3)          137,888
  Interest                                                            18,616                                  18,616
  Franchise and excise taxes                                          59,182                                  59,182
  Depreciation                                                        59,926                                  59,926
                                                             ----------------  -----------------      --
                                                                                                        -------------
                                                                     429,090            (25,268)             403,822
                                                             ----------------  -----------------      ---------------

Earnings from operations                                             872,413           (160,060)             712,353

Gain on sales of properties, net                                   1,471,997                  -            1,471,997
                                                             ----------------  -----------------      ---------------

Net earnings                                                 $     2,344,410   $       (160,060)(4)   $    2,184,350
                                                             ================  =================      ===============


Net earnings per unit of assignee and
  limited partnership interests-basic                        $          1.64   $          (0.11)(5)   $         1.53
                                                             ================  =================      ===============


Cash distributions per unit of assignee and
  limited partnership interests                              $          4.19   $          (0.11)(5)   $         4.08
                                                             ================  =================      ===============

                        REALTY PARKING PROPERTIES II L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
On February 20, 2003, the Fund sold its 43,341 square-foot parcel of land, located in San Antonio, Texas, for $3,300,000. The Fund's investment in the property was $2,364,816.

Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of September 30, 2002.

Eleven of the twelve original properties held by the Fund have been sold through February 20, 2003. The remaining property is under contract to sell during the first quarter of 2003, however, there are no assurances that the property will be sold.

NOTE 2
Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the property was sold as of September 30, 2002.

NOTE 3
The capital gain realized on the sale of the property is not included in the pro forma statements of operations.

Parking lot income and management fees have been adjusted in the statements of operations, for the nine months ended September 30, 2002, and the twelve months ended December 31, 2001, to reflect reductions in these items as if the property was sold at the beginning of the year.

NOTE 4
There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.

NOTE 5
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the nine months ended September 30, 2002, and the twelve months ended December 31, 2001, are based upon 1,392,800 units outstanding.

Cash distributions per unit were derived from net earnings from operations and sales proceeds during the nine months ended September 30, 2002, and from net earnings from operations and sale proceeds during the year ended December 31, 2001.

                                                              Exhibit 99.1


                        REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Report on Form 8-K as of February 20, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Prugh, the Chief Executive Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



By: /s/John M. Prugh

John M. Prugh
Chief Executive Officer
Realty Parking Company II, Inc.
General Partner
February 27, 2003

                                                                 Exhibit 99.2


                        REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Report on Form 8-K as of February 20, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Gisriel, the Chief Financial Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Fund.



By: /s/ Timothy M. Gisriel

Timothy M. Gisriel
Chief Financial Officer
Realty Parking Company II, Inc.
General Partner
February 27, 2003

                                                                Exhibit 99.3

                        REALTY PARKING PROPERTIES II L.P.

                  Certification of Principal Executive Officer
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, John M. Prugh, certify that:

1.   I have reviewed this report on Form 8-K of Realty Parking Properties II
     L.P.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the pro forma financial condition and pro forma results of operations of the registrant as of, and for, the periods presented in this Form 8-K;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:    2/27/03                        By:        /s/    John M. Prugh
                                            John M. Prugh
                                            Chief Executive Officer
                                            Realty Parking Company II, Inc.
                                            General Partner

                                                                Exhibit 99.4

                        REALTY PARKING PROPERTIES II L.P.

                  Certification of Principal Financial Officer
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Timothy M. Gisriel, certify that:

1.   I have reviewed this report on Form 8-K of Realty Parking Properties II
     L.P.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the pro forma financial condition and pro forma results of operations of the registrant as of, and for, the periods presented in this Form 8-K;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



 Date:    2/27/03                       By:        /s/   Timothy M. Gisriel
                                                 Timothy M. Gisriel
                                                 Chief Financial Officer
                                                 Realty Parking Company II, Inc.
                                                 General Partner

                        REALTY PARKING PROPERTIES II L.P.





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REALTY PARKING PROPERTIES II  L.P.




DATE:    February 27, 2003              By:     /s/   John M. Prugh
                                            John M. Prugh
                                            President
                                            Realty Parking Company II, Inc.
                                            General Partner





DATE:    February 27, 2003              By:    /s/   Timothy M. Gisriel
                                            Timothy M. Gisriel
                                            Treasurer
                                            Realty Parking Company II, Inc.
                                            General Partner